                                                                      EXHIBIT 99

                         UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS

- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
                                                     Chapter 11
                                                     Case No.: 02 B 02474
                                                     Hon. Susan Pierson Sonderby
In re
Kmart Corporation, et al.
Debtors.
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                        MONTHLY OPERATING REPORT FOR THE
                  PERIOD AUGUST 29, 2002 TO SEPTEMBER 25, 2002

DEBTORS' ADDRESS:          Kmart Corporation, et al.
                           3100 West Big Beaver Road
                           Troy, MI  48084


DEBTORS' ATTORNEYS:        John Wm. Butler, Jr.
                           J. Eric Ivester
                           SKADDEN, ARPS, SLATE,
                            MEAGHER & FLOM (ILLINOIS)
                           333 West Wacker Drive
                           Chicago, Illinois 60606-1285


REPORT PREPARER:           Kmart Corporation, et al.

         The undersigned, having reviewed the attached report acting as the duly authorized agent for the Debtors in Possession declares under penalty of perjury under the laws of the United States that the figures, statements, disbursement itemizations, and account balances listed in this Monthly Report of the Debtors are true and correct as of the date of this report to the best of my knowledge, information and belief.


Date: October 21, 2002

                                            KMART CORPORATION, ET AL.



                                            /s/ A. A. Koch
                                            ------------------------------------
                                            A. A. Koch, Chief Financial Officer

KMART CORPORATION, ET AL.
U.S. TRUSTEE MONTHLY OPERATING REPORT
FOR THE FOUR-WEEK PERIOD ENDED SEPTEMBER 25, 2002

I.   Kmart Corporation Unaudited Consolidated Financial Statements

   A. Consolidated Statement of Operations for the four-week period ended September 25, 2002
   B. Consolidated Balance Sheet as of September 25, 2002
   C. Consolidated Statement of Cash Flows for the four-week period ended September 25, 2002
   D. Cash Receipts and Disbursements for the four-week period ended September 25, 2002
   E. Schedule of Professional Fees and Expenses for the period January 22, 2002 through September 25, 2002
   F. Notes to Unaudited Consolidated Financial Statements

II.  Tax Questionnaire

KMART CORPORATION
CONSOLIDATED STATEMENT OF OPERATIONS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)


                                                                                                  FOUR-WEEK
                                                                                                 PERIOD ENDED
                                                                                                SEPTEMBER 25,
                                                                                                     2002
                                                                                            -----------------------
SALES                                                                                        $               1,967

Cost of sales, buying & occupancy                                                                            1,678
                                                                                            -----------------------

GROSS MARGIN                                                                                                   289

Selling, general and administrative expenses                                                                   468
                                                                                            -----------------------

LOSS BEFORE INTEREST, INCOME TAXES AND
   REORGANIZATION ITEMS, NET                                                                                  (179)

Reorganization items, net                                                                                       11
                                                                                            -----------------------

LOSS BEFORE INTEREST AND INCOME TAXES                                                                         (190)

Net interest expense                                                                                             8
Income taxes                                                                                                     1
                                                                                            -----------------------

CONTINUING NET LOSS                                                                                           (199)

Income from discontinued operations                                                                             23
                                                                                            -----------------------

NET LOSS                                                                                     $                (176)
                                                                                            =======================

KMART CORPORATION
CONSOLIDATED BALANCE SHEET
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                                               SEPTEMBER 25,
                                                                                                                  2002
                                                                                                           -------------------
ASSETS

CURRENT ASSETS
  Cash and cash equivalents                                                                                 $             336
  Merchandise inventories                                                                                               5,843
  Other current assets                                                                                                    657
                                                                                                           -------------------
TOTAL CURRENT ASSETS                                                                                                    6,836

  Property and equipment, net                                                                                           5,806
  Other assets and deferred charges                                                                                       258
                                                                                                           -------------------
TOTAL ASSETS                                                                                                $          12,900
                                                                                                           -------------------


LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                                                                          $           1,597
  Accrued payroll and other liabilities                                                                                   702
  Taxes other than income taxes                                                                                           257
                                                                                                           -------------------
TOTAL CURRENT LIABILITIES                                                                                               2,556

  Debtor-in-possession credit facility                                                                                     35
  Capital lease obligations                                                                                               667
  Other long-term liabilities                                                                                             146
                                                                                                           -------------------
TOTAL LIABILITIES NOT SUBJECT TO COMPROMISE                                                                             3,404

LIABILITIES SUBJECT TO COMPROMISE                                                                                       7,278

Company obligated mandatorily redeemable convertible preferred securities of a subsidiary trust holding solely 7-3/4% convertible
  junior subordinated debentures of Kmart (redemption value of $898)                                                      889
Common stock, $1 par value, 1,500,000,000 shares authorized;
  502,471,545 shares issued                                                                                               502
Capital in excess of par value                                                                                          1,694
Accumulated deficit                                                                                                      (867)
                                                                                                           -------------------
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY                                                                  $          12,900
                                                                                                           -------------------



Memo:
LIABILITIES SUBJECT TO COMPROMISE
Debt and notes payable                                                                                      $           3,326
Accounts payable                                                                                                        2,358
Closed store reserves                                                                                                     719
Public liability and workers compensation                                                                                 272
Other liabilities                                                                                                         260
Pension obligation                                                                                                        182
Taxes payable                                                                                                             161
                                                                                                           -------------------
                                                                                                            $           7,278
                                                                                                           -------------------

KMART CORPORATION
CONSOLIDATED STATEMENT OF CASH FLOWS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                                            FOUR-WEEK
                                                                                                           PERIOD ENDED
                                                                                                          SEPTEMBER 25,
                                                                                                               2002
                                                                                                         -----------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net loss                                                                                                  $          (176)

Adjustments to reconcile net loss to net cash used for operating activities:
     Discontinued operations, net                                                                                     (23)
     Restructuring, impairments and employee severance                                                                 (1)
     Reorganization items, net                                                                                         11
     Depreciation and amortization                                                                                     56
     Equity income in unconsolidated subsidiaries                                                                      (3)
Changes in:
     Inventory                                                                                                       (355)
     Accounts payable                                                                                                  14
     Other assets                                                                                                     (53)
     Other liabilities                                                                                                 36
Cash used for store closings and other charges                                                                         (1)
                                                                                                         -----------------
NET CASH USED FOR OPERATING ACTIVITIES                                                                               (495)
                                                                                                         -----------------

NET CASH USED FOR REORGANIZATION ITEMS                                                                                 (8)

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures                                                                                                  (23)
                                                                                                         -----------------
NET CASH USED FOR INVESTING ACTIVITIES                                                                                (23)
                                                                                                         -----------------

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from DIP facility                                                                                             35
Payments on capital lease obligations                                                                                  (5)
                                                                                                         -----------------
NET CASH PROVIDED BY FINANCING ACTIVITIES                                                                              30
                                                                                                         -----------------

NET CHANGE IN CASH AND CASH EQUIVALENTS                                                                              (496)
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD                                                                        832
                                                                                                         -----------------
CASH AND CASH EQUIVALENTS, END OF PERIOD                                                                  $           336
                                                                                                         -----------------

KMART CORPORATION
CASH RECEIPTS AND DISBURSEMENTS
(Unaudited)
--------------------------------------------------------------------------------
($ MILLIONS)

                                                                                       FOUR-WEEK
                                                                                      PERIOD ENDED
                                                                                      SEPTEMBER 25,
                                                                                         2002
                                                                                     -------------
   Cash Receipts:
     Store                                                                            $     1,977
     Other                                                                                    158
                                                                                     -------------

     CASH INFLOWS                                                                           2,135
                                                                                     -------------

   Cash Disbursements:
     Accounts payable                                                                       1,931
     Fleming                                                                                  311
     Payroll and benefits                                                                     319
     Taxes                                                                                     94
     Rent                                                                                      11
                                                                                     -------------

     CASH OUTFLOWS                                                                          2,666
                                                                                     -------------

       TOTAL CASH FLOWS BEFORE BORROWINGS                                                    (531)
                                                                                     -------------

   DIP Facility Borrowings                                                                     35
                                                                                     -------------

         NET CASH OUTFLOWS                                                            $      (496)
                                                                                     -------------

KMART CORPORATION
Schedule of Professional Fees and Expenses
(Unaudited)
--------------------------------------------------------------------------------

                                                              FOR THE PERIOD JANUARY 22, 2002 THROUGH SEPTEMBER 25, 2002
                                                  ---------------------------------------------------------------------------------
                                                    BILLED
NAME                                                AMOUNT*        PAID          UNPAID      HOLDBACK      ACCRUED**       TOTAL
----                                              -----------   -----------   -----------   -----------   -----------   -----------
Abacus Advisory and Consulting Corporation, LLC   $ 2,455,037   $ 2,023,202   $   431,835   $       -     $       -     $ 2,455,037

DKW/ Miller Buckfire & Lewis                        1,671,952     1,536,932       135,020       135,000           -       1,671,952

DJM                                                 1,001,076           -       1,001,076           -             -       1,001,076

Ernst & Young, Corporate Finance LLC                1,204,238     1,094,808       109,429       109,429           -       1,204,238

FTI Policano & Manzo                                2,855,042     1,912,992       942,051       268,516           -       2,855,042

Goldberg, Kohn, Bell                                  351,331       202,193       149,138        31,188           -         351,331

Jones, Day, Reavis & Pogue                          2,084,637     1,482,174       602,463       194,585           -       2,084,637

Jones Day Committee Member Expenses                    28,689        28,689           -             -             -          28,689

KPMG, LLP                                           2,773,076     1,968,715       804,361       260,265           -       2,773,076

Morgan, Lewis & Bockius LLP                           535,796       535,796           -             -             -         535,796

Otterbourg, Steindler, Houston & Rosen, PC          2,785,567     2,187,263       598,304       264,661           -       2,785,567

Otterbourg Committee Member Expenses                   59,196        59,196           -             -             -          59,196

PricewaterhouseCoopers LLP                          8,449,354     7,351,112     1,098,242       743,567           -       8,449,354

Rockwood Gemini Advisors                            1,389,686     1,019,277       370,409       112,500           -       1,389,686

Saybrook Capital                                      517,969       191,914       326,055        51,000           -         517,969

Skadden, Arps, Slate, Meagher & Flom (Illinois)    10,647,039     9,828,854       818,185       818,185           -      10,647,039

Traub, Bonacquist & Fox                               509,387       323,486       185,901        48,655           -         509,387

Traub Committee Member Expenses                         9,165           -           9,165           -             -           9,165

Trumbull Services                                   3,700,245     3,700,245           -             -             -       3,700,245

U.S. Trustee                                          242,000       242,000           -             -             -         242,000

Winston & Strawn                                      554,736       415,097       139,639        51,785           -         554,736

Accrued                                                   -             -             -             -      28,823,828    28,823,828
                                                  -----------   -----------   -----------   -----------   -----------   -----------

TOTAL                                             $43,825,218   $36,103,945   $ 7,721,273   $ 3,089,336   $28,823,828   $72,649,046
                                                  ===========   ===========   ===========   ===========   ===========   ===========


* Billed amounts include fees and expenses
** Accrued amount is the total of holdback and services provided, but not yet billed.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

1. On January 22, 2002 ("Petition Date"), Kmart Corporation and 37 of its U.S. subsidiaries filed voluntary petitions for reorganization under Chapter 11 of the federal bankruptcy code ("Bankruptcy Code" or "Chapter 11") in the United States Bankruptcy Court for the Northern District of Illinois ("Court"). The reorganization is being jointly administered under the caption "In re Kmart Corporation, et al., Case No. 02 B 02474." Included in the consolidated financial statements are subsidiaries operating outside of the United States, which have not commenced Chapter 11 cases or other similar proceedings elsewhere, and are not debtors ("non-filing subsidiaries"). The assets and liabilities of such non-filing subsidiaries are not considered material to the consolidated financial statements. Kmart Corporation and all of its consolidated subsidiaries, whether or not considered filing or non-filing subsidiaries, are collectively referred to herein as "the Company."

2. To supplement operating cash flow during the reorganization process, the Company secured a $2 billion senior secured debtor-in-possession financing facility ("DIP Credit Facility") from JP Morgan Chase Bank, Fleet Retail Finance, Inc., General Electric Capital Corporation, and Credit Suisse First Boston. On the Petition Date, the Court gave interim approval authorizing borrowings up to $1.15 billion of the DIP Credit Facility for the payment of certain pre-petition claims and the funding of working capital and other general operating needs. On March 6, 2002, the Court approved the full amount of the $2 billion DIP Credit Facility. The DIP Credit Facility requires that we restrict future liens, indebtedness, capital expenditures, dividend payments and sales of assets, and that we maintain certain financial covenants, one of which requires minimum levels of cumulative EBITDA (earnings before interest, taxes, depreciation and amortization), the amounts of which vary throughout the year. The DIP Credit Facility was amended as of August 29, 2002, with the approval of the Court, to provide additional flexibility under the financial covenant contained therein that requires minimum levels of cumulative EBITDA. As of September 25, 2002 the Company had $35 million outstanding and had utilized $360 million of the DIP Credit Facility for letters of credit issued for ongoing import purchasing operations, contractual and regulatory purposes. Outlined below is a summary of availability under the DIP Credit Facility:

         ($ millions)

          DIP Credit Facility capacity                           $2,000
          5% Holdback                                              (100)
          DIP loans outstanding                                     (35)
          Letters of credit outstanding                            (360)
                                                                 ------

          Total Available as of September 25, 2002               $1,505
                                                                 ------

3. Comparable store sales for the five-week period ended October 2, 2002 were 6.9% lower than the same period last year.

4. Income from Discontinued operations of $23 million consisted of $16 million of income to reduce reserves for our remaining lease obligations on closed stores and $7 million of income related to recovery of claims through the bankruptcy of Hechinger Company.

5. Reorganization items, net, of $11 million includes $6 million of professional fees, $4 million of stay bonus expense under the Key Employee Retention Program previously approved by the Court and $1 million of other reorganization expenses.

KMART CORPORATION
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

6. Cash used for operating activities primarily reflects a planned increase in inventory purchases in anticipation of the holiday season.

7. In accordance with SFAS No. 109, "Accounting for Income Taxes," the Company has recorded a valuation allowance against net deferred tax assets. Based on the Company's bankruptcy filing, realization of such assets in future years is uncertain. Accordingly, the Company has not recognized any tax benefit from its losses in fiscal 2002. Taxes of $1 million in the current month include income taxes paid to U.S. Territories.

8. Cash Receipts and Disbursements for the four-week period ended September 25, 2002 are summarized as actual receipts and disbursements during the period, as compiled from the Company's daily cash records.

                      IN THE UNITED STATES BANKRUPTCY COURT
                      FOR THE NORTHERN DISTRICT OF ILLINOIS
                                EASTERN DIVISION



            CASE NAME: Kmart Corporation, et al. CASE NO.: 02 B 02474
                       -------------------------           ----------

                       For Month Ending September 25, 2002



                                TAX QUESTIONNAIRE

         Debtors in possession and trustees are required to pay all taxes incurred after the filing of their Chapter 11 petition on an as due basis. Please indicate whether the following post petition taxes or withholdings have been paid currently.


         1.       Federal Income Taxes               Yes (x)           No (  )

         2.       FICA withholdings                  Yes (x)           No (  )

         3.       Employee's withholdings            Yes (x)           No (  )

         4.       Employer's FICA                    Yes (x)           No (  )

         5.       Federal Unemployment Taxes         Yes (x)           No (  )

         6.       State Income Tax                   Yes (x)           No (  )

         7.       State Employee withholdings        Yes (x)           No (  )

         8.       All other state taxes              Yes (x)           No (  )


         If any of the above have not been paid, state below the tax not paid, the amount past due and the date of last payment.

KMART CORPORATION
CAUTIONARY STATEMENT
--------------------------------------------------------------------------------

The Company cautions readers not to place undue reliance upon the information contained therein. The Operating Report contains unaudited information, is limited in scope, covers a limited time period and is in a format prescribed by the applicable bankruptcy laws. There can be no assurance that the Operating Report is complete. The Monthly Operating Report ("Operating Report") contains information for periods which may be shorter or otherwise different from those contained in the Company's reports pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Such information may not be indicative of the Company's financial condition or operating results for the periods reflected in the Company's financial statements or in its reports pursuant to the Exchange Act and readers are cautioned to refer to the Exchange Act filings. Moreover, the Operating Report and other communications from the Company may include forward-looking statements subject to various assumptions regarding the Company's operating performance that may not be realized and are subject to significant business, economic and competitive uncertainties and contingencies, including those described in this report, many of which are beyond the Company's control. Consequently such matters should not be regarded as a representation or warranty by the Company that such matters will be realized or are indicative of the Company's financial condition or operating results for future periods or the periods covered in the Company's reports pursuant to the Exchange Act. Actual results for such periods may differ materially from the information contained in the Operating Report and the Company undertakes no obligation to update or revise the Operating Report.

The Operating Report, as well as other statements made by the Company, may contain forward-looking statements that reflect, when made, the Company's current views with respect to current events and financial performance. Such forward looking statements are and will be, as the case may be, subject to many risks, uncertainties and factors relating to the Company's operations and business environment which may cause the actual results of the Company to be materially different from any future results, express or implied, by such forward-looking statements. Factors that could cause actual results to differ materially from these forward-looking statements include, but are not limited to, the following: the ability of the Company to continue as a going concern; the ability of the Company to operate pursuant to the terms of the DIP facility; the Company's ability to obtain court approval with respect to motions in the Chapter 11 proceeding prosecuted by it from time to time; the ability of the Company to develop, prosecute, confirm and consummate one or more plans of reorganization with respect to the chapter 11 cases; risks associated with third parties seeking and obtaining court approval to terminate or shorten the exclusivity period for the Company to propose and confirm one or more plans of reorganization, for the appointment of a chapter 11 trustee or to convert the cases to chapter 7 cases; the ability of the Company to obtain and maintain normal terms with vendors and service providers; the ability of our vendors to obtain satisfactory credit terms from factors and other financing sources; the Company's ability to maintain contracts that are critical to its operations; the potential adverse impact of the Chapter 11 cases on the Company's liquidity or results of operations; the ability of the Company to fund and execute its business plan; the ability of the Company to attract, motivate and/or retain key executives and associates; and the ability of the Company to attract and retain customers. Other risk factors are listed from time to time in the Company's SEC reports, including, but not limited to the Annual Report on Form 10-K for the year ended January 30, 2002 and the quarterly report on Form 10-Q for the Company's most recent fiscal quarter. Kmart disclaims any intention or obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

Similarly, these and other factors, including the terms of any reorganization plan ultimately confirmed, can affect the value of the Company's various pre-petition liabilities, common stock and/or other equity securities. No assurance can be given as to what values, if any, will be ascribed in the bankruptcy proceedings to each of these constituencies. A plan of reorganization could result in holders of Kmart common stock receiving no value for their interests. Because of such possibilities, the value of the common stock is highly speculative. Accordingly, the Company urges that the appropriate caution be exercised with respect to existing and future investments in any of these liabilities and/or securities.